SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2004

SCIENTIFIC LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24547	94-3234458
(Commission File No.)	(IRS Employer Identification No.)

300 Frank H. Ogawa Plaza, Suite 600

Oakland, CA 94612

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 444-3500

______________________________

Item 2.02. Results of Operations and Financial Condition.

The information contained herein and in the accompanying exhibits is being “furnished” under this Item and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except as may be expressly incorporated into such filing by specific reference to this filing.

On October 19, 2004, the Company issued a press release announcing that it had delayed the release of its financial results for the quarter ended September 30, 2004 and conducted a publicly available conference call discussing the delay. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the transcript from the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC LEARNING CORPORATION

Dated: October 22, 2004	By: /s/ Jane A. Freeman

Jane A. Freeman

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Scientific Learning Corporation dated October 19, 2004.

99.2	Transcript of conference call hosted by Scientific Learning Corporation on October 19, 2004 to discuss the events disclosed in the Press Release listed above.